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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                     FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): October 19, 2009


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On  October  19,  2009,  the  Board  of  Directors  of N-Viro International
Corporation, or the Company, approved an extension of the offering period to issue up to $1,000,000 of Convertible Debentures to November 15, 2009, which was previously announced under Item 3.02 on Form 8-K dated May 26, 2009. The debentures mature on June 30, 2011.

     The Board of Directors of the Company also approved a plan to extend to all holders of N-Viro International Corporation warrants, a choice to extend their respective exercise periods if they complete the transaction by December 31, 2009, by either:

          1. on or before the expiration of their warrants, exercising at least 1% of the existing number of warrants and receive the balance of warrants with a 1-year extended date at the original exercise price and date based on the original agreement, OR

          2. on or before December 31, 2009, choosing a 1:1 exercise of any warrants held and receive a new warrant for a 5-year term at a new "strike price" of $2.52/share on the new warrants issued. This offer applies to all warrants held as of July 10, 2009, and applies to any warrants exercised from July 10, 2009 through December 31, 2009. The holders of such warrants will also receive the balance of their unexercised original warrants with their expiration date extended for one additional year.


ITEM  3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES

          On October 19, 2009 the Board of Directors of the Company also approved a plan to extend to all holders of N-Viro International Corporation warrants, a choice to extend their respective exercise periods if they complete the transaction by December 31, 2009, by either:

          1. on or before the expiration of their warrants, exercising at least 1% of the existing number of warrants and receive the balance of warrants with a 1-year extended date at the original exercise price and date based on the original agreement, OR

          2. on or before December 31, 2009, choosing a 1:1 exercise of any warrants held and receive a new warrant for a 5-year term at a new "strike price" of $2.52/share on the new warrants issued. This offer applies to all warrants held as of July 10, 2009, and applies to any warrants exercised from July 10, 2009 through December 31, 2009. The holders of such warrants will also receive the balance of their unexercised original warrants with their expiration date extended for one additional year.


ITEM  8.01     OTHER  EVENTS

     The Company recently remitted payment in full satisfaction to VFL Technology Corporation, on the balance of the ten-year promissory note payable dated December 30, 2006, related to the acquisition of Florida N-Viro, LP.


THIS DESCRIPTION IN THIS FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. ANY SUCH SOLICITATION TO SELL OR OFFER TO BUY ANY SECURITIES OF THE COMPANY WILL
ONLY  BE  MADE  PURSUANT  TO  APPROPRIATE  OFFERING  DOCUMENTS.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:         October 23, 2009       By:      /s/  James K. McHugh
               ----------------                -----------------------
                                               James K. McHugh
                                               Chief Financial Officer